SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                 _______________


                                     FORM 8-K



                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                                 JANUARY 13, 1998
                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                               THE PMI GROUP, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






              DELAWARE               1-13664              94-3199675
           (STATE OR OTHER         (COMMISSION           (IRS EMPLOYER
           JURISDICTION OF         FILE NUMBER)       IDENTIFICATION NO.)
           INCORPORATION)


         601 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA    94111
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)



                                  (415) 788-7878
               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





         ITEM 5.   OTHER EVENTS

              On January 13, 1998, the PMI Group, Inc. ("PMI") announced that it had adopted a Shareholder Rights Plan. A copy of PMI's press release dated January 13, 1998 announcing adoption of the Shareholder Rights Plan is filed as Exhibit 99-1 hereto and is incorporated herein by reference.


         ITEM. 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                   INFORMATION AND EXHIBITS

              (c)  Exhibits.

                   The following exhibits are filed with this report:

         Exhibit No.    Description

         99.1           Press Release dated January 13, 1998.





                                   SIGNATURE

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Registrant has duly caused this re-port to be signed on its behalf by the undersigned hereto duly authorized.

                                       THE PMI GROUP, INC.

                                       By /s/ Victor J. Bacigalupi
                                          Senior Vice President,
                                            General Counsel and
                                            Secretary

         Dated:  January 15, 1998





                                 EXHIBIT INDEX


         Exhibit No.    Description

         99.1           Press Release dated January 13, 1998.